ALPINE ULTRA SHORT TAX OPTIMIZED INCOME FUND

A SERIES OF ALPINE INCOME TRUST

SUPPLEMENT DATED JULY 24, 2014
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2014

Upon the recommendation of Alpine Woods Capital Investors, LLC, the Fund’s investment adviser, the Board of Trustees of Alpine Income Trust has approved changes to the Fund’s name and the classification of the Fund’s 80% investment policy from non-fundamental (which could be changed by the Board upon 60 days’ prior notice to shareholders) to fundamental (which requires shareholder approval to be changed).

The following information supersedes certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Name change

The Fund’s name will change to “Alpine Ultra Short Municipal Income Fund.”

Change in classification of the Fund’s 80% Policy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt obligations. Tax-exempt obligations include municipal obligations that pay interest that is free from U.S. federal income tax (other than federal alternative minimum tax). The Fund’s 80% policy is fundamental and may not be changed without shareholder approval.

All of the changes discussed in this supplement will become effective as of October 1, 2014.

Please retain this Supplement for future reference.